Exhibit 21.1

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Annapolis Outback, LLC	MD
BBI International Holdings, Inc.	FL
BBI Ristorante Italiano, LLC	FL
Bel Air Outback, Inc.	MD
BFG Alabama Services, Ltd	FL
BFG Arkansas Services, Ltd	FL
BFG Colorado Services, Ltd	FL
BFG Florida Services, Ltd	FL
BFG Georgia Services, Ltd	FL
BFG Indiana Services, Limited Partnership	FL
BFG Louisiana Services, Ltd	FL
BFG Maryland Services, Ltd	FL
BFG Nebraska, Inc.	FL
BFG New Jersey Services, Limited Partnership	FL
BFG New York Services, Limited Partnership	FL
BFG North Carolina Services, Ltd	FL
BFG Oklahoma, Inc.	FL
BFG Pennsylvania Services, Ltd	FL
BFG South Carolina Services, Ltd	FL
BFG Tennessee Services, Ltd	FL
BFG Virginia Services, Limited Partnership	FL
BFG/FPS of Marlton Partnership	FL
Bloom Brands Holdings I C.V.	NL
Bloom Brands Holdings II C.V.	NL
Bloom Group Holdings B.V.	NL
Bloom Group Holdings II, B.V.	NL
Bloom Group Restaurants, B.V.	NL
Bloom Group Restaurants, LLC	FL
Bloom No.1 Limited	HK
Bloom No.2 Limited	HK
Bloom Participações, Ltda.	BR
Bloom Restaurantes Brasil S.A.	BR
Bloomin’ Brands Gift Card Services, LLC	FL
Bloomin’ Brands International, LLC	FL
Bloomin Canada Inc.	ON
Bloomin Hong Kong Limited	HK
Bloomin Korea Holding	CI
Bloomin Puerto Rico L.P.	CI
Bonefish Baltimore County, LLC	MD
Bonefish Beverages, LLC	TX
Bonefish Brandywine, LLC	MD
Bonefish Designated Partner, LLC	DE
Bonefish Grill Gulf Coast of Louisiana, LLC	FL
Bonefish Grill International, LLC	FL
Bonefish Grill of Florida Designated Partner, LLC	DE
Bonefish Grill of Florida, LLC	DE
Bonefish Grill of Rogers, Inc.	AR
Bonefish Grill, LLC	FL
Bonefish Holdings, LLC	TX
Bonefish Kansas Designated Partner, LLC	DE
Bonefish Kansas LLC	KS
Bonefish of Bel Air, LLC	MD
Bonefish of Gaithersburg, Inc.	MD

Exhibit 21.1

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Bonefish/Anne Arundel, LLC	MD
Bonefish/Asheville, Limited Partnership	FL
Bonefish/Carolinas, Limited Partnership	FL
Bonefish/Centreville, Limited Partnership	FL
Bonefish/Columbus-I, Limited Partnership	FL
Bonefish/Crescent Springs, Limited Partnership	FL
Bonefish/Fredericksburg, Limited Partnership	FL
Bonefish/Glen Burnie, LLC	MD
Bonefish/Greensboro, Limited Partnership	FL
Bonefish/Gulf Coast, Limited Partnership	FL
Bonefish/Hyde Park, Limited Partnership	FL
Bonefish/Newport News, Limited Partnership	FL
Bonefish/Richmond, Limited Partnership	FL
Bonefish/South Florida-I, Limited Partnership	FL
Bonefish/Southern Virginia, Limited Partnership	FL
Bonefish/Southern, Limited Partnership	FL
Bonefish/Virginia, Limited Partnership	FL
Boomerang Air, Inc.	FL
Carrabba’s Designated Partner, LLC	DE
Carrabba’s Italian Grill of Howard County, Inc.	MD
Carrabba’s Italian Grill of Overlea, Inc.	MD
Carrabba’s Italian Grill of Rogers, Inc.	AR
Carrabba’s Italian Grill, LLC	FL
Carrabba’s Kansas Designated Partner, LLC	DE
Carrabba’s Kansas LLC	KS
Carrabba’s of Bowie, LLC	MD
Carrabba’s of Germantown, Inc.	MD
Carrabba’s of Ocean City, Inc.	MD
Carrabba’s of Pasadena, Inc.	MD
Carrabba’s of Waldorf, Inc.	MD
Carrabba’s/Birmingham 280, Limited Partnership	FL
Carrabba’s/Cool Springs, Limited Partnership	FL
Carrabba’s/DC-I, Limited Partnership	FL
Carrabba’s/Deerfield Township, Limited Partnership	FL
Carrabba’s/Green Hills, Limited Partnership	FL
Carrabba’s/Lexington, Limited Partnership	FL
Carrabba’s/Louisville, Limited Partnership	FL
Carrabba’s/Metro, Limited Partnership	FL
Carrabba’s/Miami Beach, Limited Partnership	FL
Carrabba’s/Michigan, Limited Partnership	FL
Carrabba’s/Mid Atlantic-I, Limited Partnership	FL
Carrabba’s/Montgomery, Limited Partnership	FL
Carrabba’s/Rocky Top, Limited Partnership	FL
CIGI Alabama Services, Ltd	FL
CIGI Beverages of Texas, LLC	TX
CIGI Florida Services, Ltd	FL
CIGI Holdings, LLC	TX
CIGI Louisiana Services, Ltd	FL
CIGI Maryland Services, Ltd	FL
CIGI Nebraska, Inc.	FL
CIGI New York Services, Limited Partnership	FL
CIGI North Carolina Services, Ltd	FL
CIGI Oklahoma, Inc.	FL

Exhibit 21.1

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
CIGI Pennsylvania Services, Ltd	FL
CIGI South Carolina Services, Ltd	FL
CIGI Tennessee Services, Ltd	FL
CIGI Virginia Services, Limited Partnership	FL
CIGI/BFG of East Brunswick Partnership	FL
Dutch Holdings I, LLC	FL
Fleming’s Beverages, LLC	TX
Fleming’s International, LLC	FL
Fleming’s of Baltimore, LLC	MD
Flemings Restaurantes do Brasil Ltda.	BR
Fleming’s/Outback Holdings, Inc.	TX
FPS Florida Services, Ltd	FL
FPS NEBRASKA, INC.	FL
FPS Oklahoma, Inc.	FL
Frederick Outback, Inc.	MD
Hagerstown Outback, Inc.	MD
New Private Restaurant Properties, LLC	DE
New PRP Mezz 1, LLC	DE
New PRP Mezz 2, LLC	DE
OBTex Holdings, LLC	TX
Ocean City Outback, Inc.	MD
OS Asset, Inc.	FL
OS Management, Inc.	FL
OS Mortgage Holdings, Inc.	DE
OS Niagara Falls, LLC	FL
OS Prime, LLC	FL
OS Realty, LLC	FL
OS Restaurant Services, LLC	FL
OS Southern, LLC	FL
OS Tropical, LLC	FL
OSF Alabama Services, Ltd	FL
OSF Arizona Services, Limited Partnership	FL
OSF Arkansas Services, Ltd	FL
OSF Connecticut Services, Limited Partnership	FL
OSF Delaware Services, Ltd	FL
OSF Florida Services, Ltd	FL
OSF Georgia Services, Ltd	FL
OSF Illinois Services, Ltd	FL
OSF Indiana Services, Limited Partnership	FL
OSF Kentucky Services, Ltd	FL
OSF Louisiana Services, Ltd	FL
OSF Maryland Services, Ltd	FL
OSF Massachusetts Services, Ltd	FL
OSF Michigan Services, Ltd	FL
OSF Nebraska, Inc.	FL
OSF Nevada Services, Limited Partnership	FL
OSF New Jersey Services, Limited Partnership	FL
OSF New York Services, Limited Partnership	FL
OSF North Carolina Services, Ltd	FL
OSF Ohio Services, Ltd	FL
OSF Oklahoma Services, Limited Partnership	FL
OSF Oklahoma, Inc.	FL
OSF Pennsylvania Services, Ltd	FL

Exhibit 21.1

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
OSF South Carolina Services, Ltd	FL
OSF Tennessee Services, Ltd	FL
OSF Texas Services, Ltd	FL
OSF Utah Services, Ltd	FL
OSF Virginia Services, Limited Partnership	FL
OSF West Virginia Services, Ltd	FL
OSF/BFG of Deptford Partnership	FL
OSF/BFG of Lawrenceville Partnership	FL
OSF/CIGI of Evesham Partnership	FL
OSI China Venture	CI
OSI Co-Issuer, Inc.	DE
OSI HoldCo I, Inc.	DE
OSI HoldCo II, Inc.	DE
OSI HoldCo, Inc.	DE
OSI International, LLC	FL
OSI Restaurant Partners, LLC	DE
OSI/Fleming’s, LLC	DE
OSSIVT, LLC	VT
Outback & Carrabba’s of New Mexico, Inc.	NM
Outback Alabama, Inc.	AL
Outback Beverages of Texas, LLC	TX
Outback Catering Designated Partner, LLC	DE
Outback Catering, Inc.	FL
Outback Designated Partner, LLC	DE
Outback International Designated Partner, LLC	DE
Outback Kansas Designated Partner, LLC	DE
Outback Kansas LLC	KS
Outback of Aspen Hill, Inc.	MD
Outback of Calvert County, Inc.	MD
Outback of Conway, Inc.	AR
Outback of Germantown, Inc.	MD
Outback of La Plata, Inc.	MD
Outback of Laurel, LLC	MD
Outback of Waldorf, Inc.	MD
Outback Philippines Development Holdings Corporation	PI
Outback Puerto Rico Designated Partner, LLC	DE
Outback Steakhouse Brasil Participações Ltda.	BR
Outback Steakhouse International Investments, Co.	CI
Outback Steakhouse International Services, LLC	FL
Outback Steakhouse International, L.P.	GA
Outback Steakhouse International, LLC	FL
Outback Steakhouse Korea, Ltd. (f/k/a/ Aussie Chung Ltd.)	KO
Outback Steakhouse of Bowie, Inc.	MD
Outback Steakhouse of Canton, Inc.	MD
Outback Steakhouse of Florida, LLC	FL
Outback Steakhouse of Howard County, Inc.	MD
Outback Steakhouse of Jonesboro, Inc.	AR
Outback Steakhouse of Rogers, Inc.	AR
Outback Steakhouse of Salisbury, Inc.	MD
Outback Steakhouse of St. Mary’s County, Inc.	MD
Outback Steakhouse Restaurantes Brasil, S.A. (f/k/a Bloom Holdco)	BR
Outback Steakhouse West Virginia, Inc.	WV
Outback Steakhouse-NYC, Ltd.	FL

Exhibit 21.1

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Outback/Carrabba’s Partnership	FL
Outback/DC, Limited Partnership	FL
Outback/Fleming’s Designated Partner, LLC	DE
Outback/Hampton, Limited Partnership	FL
Outback/Maryland-I, Limited Partnership	FL
Outback/Memphis, Limited Partnership	FL
Outback/Mid Atlantic-I, Limited Partnership	FL
Outback/Southfield, Limited Partnership	FL
Outback/Stone-II, Limited Partnership	FL
Outback-Carrabba’s of Hunt Valley, Inc.	MD
Owings Mills Incorporated	MD
Perry Hall Outback, Inc.	MD
Prime Designated Partner, LLC	DE
Prince George’s County Outback, Inc.	MD
Private Restaurant Master Lessee, LLC	DE
Private Restaurant Properties, LLC	DE
PRP Holdings, LLC	DE
Snyderman Restaurant Group Inc	NJ
Williamsburg Square Joint Venture	PA
Xuanmei Food and Beverage (Shanghai) Co., Ltd.	CN